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                                                                    EXHIBIT 23.2

            CONSENT OF ERNST & YOUNG LLP, FORMER INDEPENDENT AUDITORS



        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 10, 1997, in the Registration Statement (Form S-3, No. 333-_________) and related Prospectus of Sunrise Technologies International, Inc. for the registration of 8,129,290 shares of its common stock.



                                          /s/ Ernst & Young LLP

Palo Alto, CA
February 23, 1999